                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement
[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to 14a-11(c) or 14a-12

                        Mace Security International, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

[LOGO] MSI(R)                                    1000 Crawford Place, Suite 400
                                                   Mt. Laurel, New Jersey 08054
                                                                 (856) 778-2300



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             Date: December 12, 2001
                          Time: 10:00 AM, Eastern Time
                                    Location
                              The DoubleTree Hotel
                                   Birch Room
                            515 Fellowship Road North
                          Mt. Laurel, New Jersey 08054


To Mace Security International, Inc. Stockholders:

     We invite you to attend our 2001 Annual Meeting of Stockholders. At this meeting, you and the other stockholders will be able to vote on the following proposals, together with any other business that may properly come before the meeting:

     1. Election of seven directors to the Board of Directors for one-year terms. The Board has nominated for election Louis D. Paolino, Jr., Mark S. Alsentzer, Jon E. Goodrich, Robert M. Kramer, Richard B. Muir, Matthew J. Paolino and Constantine N. Papadakis, Ph.D.

     2. Ratification of the Board's appointment of Grant Thornton LLP as Mace's independent auditors for fiscal year 2001.

     You may vote on these proposals in person by attending the Annual Meeting or by proxy. The attached proxy statement provides details on voting by proxy. If you cannot attend the Annual Meeting, we urge you to complete and return the enclosed proxy promptly in the enclosed self-addressed stamped envelope so that your shares will be represented and voted at the Annual Meeting in accordance with your instructions. Of course, if you attend the Annual Meeting, you may withdraw your proxy and vote your shares.

     Only stockholders of record at the close of business on November 2, 2001, can vote at the Annual Meeting and any adjournment or postponement of the Annual Meeting.


                                            By Order of the Board of Directors,

                                            /s/ Robert M. Kramer

Mt. Laurel, New Jersey                      Robert M. Kramer
November 7, 2001                            Secretary

                                TABLE OF CONTENTS

                                                                                   Page
                                                                                   ----
Introduction .....................................................................    1
 About This Proxy Solicitation ...................................................    1
 About the Annual Meeting ........................................................    2
 Voting at the Annual Meeting ....................................................    3
 How To Vote Your Shares .........................................................    3
The Proposals ....................................................................    4
 Proposal 1. Election of Directors ...............................................    4
 Proposal 2. Ratification of the Board's appointment of Independent Auditors .....    6
About the Board of Directors and Executive Officers ..............................    8
 About the Board and its Committees ..............................................    8
 Director Compensation ...........................................................    8
 Executive Officers and Directors ................................................    9
 Compensation of Certain Executive Officers ......................................    9
 Option and Warrant Grants in Last Fiscal Year ...................................   10
 Aggregated Option and Warrant Exercises in Last Fiscal Year .....................   10
 Employment Agreements ...........................................................   11
 Biographical Information for Non-Director Executive Officers ....................   11
 Section 16(a) Beneficial Ownership Reporting Compliance .........................   12
 Compensation Committee Interlocks and Insider Participation .....................   12
 Compensation Committee Report on Executive Compensation .........................   13
 Performance Graph ...............................................................   15
 Audit Committee Report ..........................................................   16
 Audit Fees and Related Matters ..................................................   16
The Principal Stockholders of Mace ...............................................   18
 Beneficial Ownership ............................................................   18
 Irrevocable Proxies Granted to Louis D. Paolino, Jr. ............................   19
Additional Information ...........................................................   20
 Certain Relationships and Related Party Transactions ............................   20
 Deadline for Stockholder Proposals ..............................................   21
 Mace's Annual Report ............................................................   21
Appendix A - Charter of the Audit Committee of the Board of Directors ............  A-1

                                                  1000 Crawford Place, Suite 400
                                                    Mt. Laurel, New Jersey 08054
 [LOGO] MSI(R)                                                    (856) 778-2300



                                 _______________


                                 PROXY STATEMENT

                                 _______________


                                  INTRODUCTION

         The Board of Directors is soliciting proxies to be used at the 2001 Annual Meeting of Stockholders of Mace Security International, Inc. ("Mace"). Mace will begin mailing this proxy statement and the enclosed form of proxy to its stockholders on or about November 7, 2001.

         The Board of Directors is soliciting your proxy to encourage you to vote on proposals at the Annual Meeting and to obtain your support for the proposals. You are invited to attend the Annual Meeting and vote your shares directly. If you do not attend, you may vote by proxy, which allows you to direct another person to vote your shares at the Annual Meeting on your behalf, using the accompanying proxy card. Even if you plan to attend the Annual Meeting, it is a good idea to complete, sign and return the proxy card in case your plans change. You can always vote in person at the Annual Meeting, even if you have already returned the proxy card.

About This Proxy Solicitation

         This proxy solicitation has two parts: the proxy card and this proxy statement.

The Proxy Card The proxy card permits you to vote by proxy, whether or not you
--------------
attend the Annual Meeting. When you sign the proxy card, you appoint certain individuals as your representatives at the Annual Meeting. They will vote your shares of Mace common stock at the Annual Meeting as you have instructed on the proxy card. If a proposal comes up for a vote that is not on the proxy card, they will vote your shares as they deem appropriate.

This Proxy Statement This proxy statement contains important information for you
--------------------
to consider when deciding how to vote on the proposals. Please read it carefully. It is divided into four sections following this Introduction:

           Section                                                 Page Number
           -------                                                 -----------
           The Proposals...............................................   4
           About the Board of Directors and Executive Officers.........   8
           The Principal Stockholders of Mace..........................  18
           Additional Information......................................  20

Mace will pay for soliciting these proxies. In addition to use of the mails, Mace's directors, officers and employees may solicit proxies in person, by telephone, facsimile or by other means, in all cases without additional compensation. Mace will reimburse brokers, nominees, custodians and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to the beneficial owners of Mace common stock.

About the Annual Meeting

When And Where Mace will hold the Annual Meeting on December 12, 2001, at 10:00
--------------
AM, Eastern Time, at The DoubleTree Hotel, Birch Room, 515 Fellowship Road North, Mt. Laurel, New Jersey 08054.

Quorum Requirement Mace's bylaws require that a majority of outstanding shares
------------------
of Mace common stock must be represented at the Annual Meeting, whether in person or by proxy, constituting a quorum in order to transact business. Abstentions and broker non-votes will be counted in determining whether or not there is a quorum at the Annual Meeting.

The Proposals Stockholders will vote on the following proposals at the Annual
-------------
Meeting:

     .    election of seven directors to one-year terms; and
     . ratification of the Board's appointment of Mace's independent auditors.

Other Matters There were no stockholder proposals submitted for the Annual
-------------
Meeting. Neither Mace nor its Board intend to bring any other matters before the Annual Meeting. The Board has no present knowledge that any other matters will be presented by others for action at the Annual Meeting. However, stockholders will be able to vote on any other matters that properly come before the Annual Meeting.

Presence of Independent Auditors Representatives of Grant Thornton LLP, Mace's
--------------------------------
independent auditors since January 10, 2000, are expected to be present at the Annual Meeting. They will have the opportunity to make a statement at the Annual Meeting if they choose and they are expected to be available to respond to stockholder questions.

Representatives of Ernst & Young LLP, Mace's independent auditors from May 1999 through January 10, 2000, are not expected to be present at the Annual Meeting and will not make a statement or respond to stockholder questions. Representatives of Urbach Kahn & Werlin PC, Mace's independent auditors until May 26, 1999, are not expected to be presented at the Annual Meeting and will not make a statement or be available to respond to stockholder questions.

The Stockholders As of the record date of November 2, 2001, there were
----------------
25,428,427 shares of Mace common stock issued and outstanding. Only stockholders of record at the close of business on November 2, 2001, are entitled to vote at the Annual Meeting and any adjournment or postponement of the meeting. A complete list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder for any purpose relating to the Annual Meeting for ten days prior to the meeting during ordinary business hours at Mace's headquarters located at 1000 Crawford Place, Suite 400, Mt. Laurel, New Jersey 08054.

Voting at the Annual Meeting

You are entitled to one vote for each share of Mace common stock that you owned of record at the close of business on November 2, 2001. The presence, in person or by proxy, of the holders of a majority of the stock issued and outstanding and entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions are counted as "shares present" at the meeting for purposes of determining whether a quorum exists. Abstentions have the effect of a vote "against" any matter as to which they are specified. Proxies submitted by brokers that do not indicate a vote for some or all of the proposals because they do not have discretionary voting authority and have not received instructions as to how to vote on those proposals (so-called "broker non-votes") are considered "shares present" at the meeting for purposes of determining whether a quorum exists. Broker non-votes will not affect the outcome of the vote on any matter unless the matter requires the affirmative vote of a majority of the outstanding shares and in such case will have the effect of a vote "against" that matter.

The seven nominees for director receiving the highest number of affirmative votes shall be elected as directors. Stockholders do not have the right to cumulate their votes in the election of directors. The other proposal is to be approved by the affirmative vote of a majority of all shares of Mace common stock entitled to vote for such proposal that are represented at the Annual Meeting in person or by proxy.

How To Vote Your Shares

You may vote in two ways:

     . return your completed, signed and dated proxy card before the Annual Meeting; or
     . cast a written ballot in person at the Annual Meeting (you will need a legal proxy from your stockbroker if you hold your shares in street name).

Voting By Proxy The proxy card has simple instructions. By returning a completed
---------------
proxy card before the Annual Meeting, you will direct the appointed persons (known as "proxies") to vote your shares at the Annual Meeting in accordance with your instructions. Gregory M. Krzemien and Eduardo Nieves, Jr., will serve as your proxies for the Annual Meeting. If you complete all of the proxy card except for the voting instructions, then the proxies will vote your shares for the election of the nominated directors, and for the ratification of Mace's independent auditors. If any nominee for election to the Board is unable to serve, which is not anticipated, then the designated proxies will vote your shares for any substitute nominee chosen by the Board. If any other matters properly come before the Annual Meeting, then the designated proxies will vote your shares in their discretion on such matters.

How To Revoke Your Proxy You may revoke your proxy at any time before it is
------------------------
exercised at the Annual Meeting by any of the following means:

     . notifying Mace's Secretary in writing (notice to be sent to Mace's executive offices, the address for which is located on the first page of this proxy statement);
     .    submitting another proxy card with a later date; or
     . attending the Annual Meeting and voting by written ballot (mere attendance at the Annual Meeting will not by itself revoke your proxy).

                                  THE PROPOSALS

--------------------------------------------------------------------------------
                        Proposal 1. Election of Directors
--------------------------------------------------------------------------------

    Election of seven directors to the Board of Directors for one-year terms.

                                    Nominees
                                    --------

 Louis D. Paolino, Jr.   Mark S. Alsentzer   Jon E. Goodrich   Robert M. Kramer
      Richard B. Muir      Matthew J. Paolino    Constantine N. Papadakis, Ph.D.
--------------------------------------------------------------------------------

About the Nominees

Each of Mace's nominees currently serves on the Board of Directors. Each nominee indicated that he will serve on the Board if elected. Biographical information for each nominee appears below.

Louis D. Paolino, Jr.
---------------------
Age:                                        45
Director Since:                             May 24, 1999
Principal Occupation:
         May 24, 1999-Present               President and Chief Executive
                                            Officer of Mace
         July 1, 1999-Present               Chairman of the Board of Mace
Recent Business Experience:
         June 1996-December 1998            Chairman of the Board, President and
                                            Chief Executive Officer of Eastern
                                            Environmental Services, Inc. (a
                                            waste management company)
Mark S. Alsentzer
-----------------
Age:                                        46
Director Since:                             December 15, 1999
Principal Occupation:
         December 1996-Present              President and Chief Executive
                                            Officer of US Plastic Lumber
                                            Corporation (a lumber and recycling
                                            company)
Recent Business Experience:
         1992-December 1996                 Vice President of Republic
                                            Environmental Systems, Inc. an
                                            environmental services company)
Other Directorships:                        US Plastic Lumber Corporation



Jon E. Goodrich
---------------
Age:                                        56
Director Since:                             December 14, 1987
Principal Occupation:
         May 24, 1999-Present               President and Owner of Mark Sport,
                                            Inc. (a security products company),
                                            Vermont Mill Properties (a real
                                            estate company), and Vermont Mill
                                            Plastics (a manufacturing company)
Recent Business Experience:
         March 1997-May 1999                President and Chief Executive
                                            Officer of Mace
         January 1996-March 1997            Chairman of the Board of Mace
         June 1987-January 1996             President and Chief Executive
                                            Officer of Mace
         June 1987-June 1995                Chairman of the Board of Mace
         November 1985-January 1997         Vice President of Gould & Goodrich
                                            Leather, Inc. (a leather products
                                            manufacturer)
         November 1985-January 1997         President of G & G Realty, Inc. (a
                                            real estate management company)

Robert M. Kramer
----------------
Age:                                        49
Director Since:                             July 1, 1999
Principal Occupation:
         May 24, 1999-Present               Executive Vice President, General
                                            Counsel, and Secretary of Mace
         September 2000 - Present           Chief Operating Officer of Mace
Recent Business Experience:
         1989-August 2000                   Sole partner of Robert M. Kramer &
                                            Associates, P.C.
         June 1996-December 1998            General Counsel, Secretary and
                                            Executive Vice President of Eastern
                                            Environmental Services, Inc. (a
                                            waste management company)

Richard B. Muir
---------------
Age:                                        46
Director Since:                             December 15, 1999
Principal Occupation:
         1998-Present                       Vice Chairman of Price Legacy
                                            Corporation (a real estate
                                            investment trust), and President of
                                            its subsidiaries, Excel Legacy
                                            Corporation and Excel Legacy
                                            Holdings, Inc. (real estate
                                            development companies)
Recent Business Experience:
         1989-May 1999                      Executive Vice President and
                                            Secretary of New Plan Excel Realty
                                            Trust, Inc. (a real estate
                                            development company)
Other Directorships:                        Price Legacy Corporation and Excel
                                            Interfinancial Corporation Warner
                                            Beck, Inc. (securities broker/dealer
                                            firm)

Matthew J. Paolino
------------------
Age:                                        37
Director Since:                             July 1, 1999
Principal Occupation:
         July 1, 1999-Present               Vice President of Mace
Recent Business Experience:
         1996-December 1998                 Vice President of Risk Management,
                                            Asset Management and Special Waste
                                            Divisions of Eastern Environmental
                                            Services, Inc. (a waste management
                                            company)
Other Information:                          Mr. Paolino is the brother of Louis
                                            D. Paolino, Jr., Mace's Chairman,
                                            President and Chief Executive
                                            Officer

Constantine N. Papadakis, Ph.D.
-------------------------------
Age:                                        55
Director Since:                             May 24, 1999
Principal Occupation:
         1995-Present                       President of Drexel University
Recent Business Experience:
         1986-1995                          Dean of the College of Engineering,
                                            Geier Professor of Engineering
                                            Education and Professor of Civil
                                            Engineering at the University of
                                            Cincinnati
Other Directorships:                        The Philadelphia Stock Exchange

Recommendation

The Board of Directors recommends that you vote FOR the election of Louis D. Paolino, Jr., Mark S. Alsentzer, Jon E. Goodrich, Robert M. Kramer, Richard B. Muir, Matthew J. Paolino and Constantine N. Papadakis, Ph.D., to Mace's Board.

--------------------------------------------------------------------------------
   Proposal 2. Ratification of the Board's appointment of Independent Auditors
--------------------------------------------------------------------------------

     Ratification of the Board's appointment of Grant Thornton LLP as Mace's independent auditors for fiscal 2001.

--------------------------------------------------------------------------------

The Audit Committee of the Board of Directors selects the independent public accountants to audit Mace's books of account and other corporate records. The Audit Committee's selection of Grant Thornton LLP to audit Mace's books of account and other corporate records for 2001, which has been approved by the Board of Directors, is being submitted to you for ratification.


Mace's Auditors

Ernst & Young LLP served as Mace's independent auditors from May 1999 until January 10, 2000. On January 10, 2000, Ernst & Young LLP resigned as a result of a business conflict. On recommendation of the Audit Committee, the Board appointed Grant Thornton LLP to serve as Mace's new independent auditors.

About Prior Audits

The rules and regulations of the SEC require Mace to make the following disclosures to you:

The reports of Grant Thornton LLP on Mace's consolidated financial statements for the fiscal years ended December 31, 2000 and 1999, did not contain any adverse opinion or disclaimer of opinion, or modification or qualification as to uncertainty, audit scope or accounting principles. In connection with its audits for each of the last two fiscal years, there have been no disagreements between Mace and Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton LLP, would have caused them to refer to any such disagreements in their report on Mace's consolidated financial statements for such years.

Prior to Grant Thornton LLP's engagement, Ernst & Young LLP had served as Mace's independent auditors. Ernst & Young LLP issued an opinion with respect to the audit of the consolidated balance sheet of Mace as of December 31, 1998, and the related consolidated statements of operations, stockholders' equity, and cash flows for each of the two years in the period ended December 31, 1998, as restated for three "pooling of interest" acquisitions completed in 1999. The reports of Ernst & Young LLP on Mace's consolidated financial statements as restated for the two years ended December 31, 1998, did not contain any adverse opinion or disclaimer of opinion, or modification or qualification as to uncertainty, audit scope or accounting principles. In connection with its audits for those two years, there were no disagreements between Mace and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused them to refer to any such disagreements in their report on Mace's consolidated financial statements for such years.

Prior to Ernst & Young LLP's engagement, Mace had engaged Urbach Kahn & Werlin PC as Mace's independent auditors. On May 26, 1999, Urbach Kahn & Werlin PC resigned. The reports of Urbach Kahn & Werlin PC on Mace's consolidated financial statements for the two years ended December 31, 1998 and 1997, did not contain any adverse opinion or disclaimer of opinion, or modification or qualification as to uncertainty, audit scope or accounting principles. In connection with its audits for those two years, there were no disagreements between Mace and Urbach Kahn & Werlin PC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Urbach Kahn & Werlin PC, would have caused them to refer to any such disagreements in their report on Mace's consolidated financial statements for such years.

Presence of Independent Auditors

Representatives of Grant Thornton LLP will be at the Annual Meeting, will have the opportunity to make a statement at the Annual Meeting if they desire to do so, and will be available to respond to appropriate questions. Representatives of neither Ernst & Young LLP nor Urbach Kahn & Werlin PC are expected to be present at the Annual Meeting.

Recommendation

The Board of Directors recommends that you vote FOR the ratification of Grant Thornton LLP as Mace's independent auditors for fiscal year 2001.

               ABOUT THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

About the Board and its Committees

Mace's Board is comprised of seven directors. Unless a director earlier resigns or is removed, each director serves a one-year term, holding office until the next Annual Meeting of Stockholders and until his successor is elected and qualified. At Mace's 1999 Annual Meeting of Stockholders on December 15, 1999, each of the present directors was elected to the board, and each was re-elected to his present term at Mace's 2000 Annual Meeting of Stockholders on December 12, 2000.

Mace's Board held 16 formal meetings during 2000. During 2000, all directors other than Dr. Papadakis attended at least 75% of Mace's Board meetings, as well as the meetings of the committees of the Board on which they served. Dr. Papadakis attended 69% of Mace's Board meetings. Mace's Board has standing Audit, Compensation, and Acquisition Committees. The following chart describes the composition and functions of the Committees.

                                BOARD COMMITTEES
                                ----------------

                                                     No. of
                                                    Meetings
                                                     Held in
Committee                  Members                     2000                            Functions
---------               -------------              -----------                   ---------------------
Audit             Constantine N. Papadakis, Ph.D.       3        .  Recommends selection of independent auditors to
                  Mark S. Alsentzer                                 the Board.
                  Richard B. Muir                                .  Confers with independent auditors and internal personnel on the scope of auditor's examinations.
                                                                 .  Reviews internal audit controls and  procedures.
                                                                 .  Reviews related party transactions.

Compensation      Constantine N. Papadakis, Ph.D.       1        .  Recommends executive compensation.
                  Richard B. Muir                                .  Administers Mace's Nonqualified Stock Option Plan.
                  Louis D. Paolino, Jr.                          .  Administers Mace's 1999 Stock Option Plan.

Acquisition       Louis D. Paolino, Jr.                 1        .  Reviews and approves acquisitions having a value
                  Robert M. Kramer                                  of $5,000,000 or less.
                  Matthew J. Paolino                             .  Reviews and approves loans and financing arrangements having a value of $5,000,000 or less.

Director Compensation

Until July 1, 1999, directors who were not employees of Mace received fees of $500 per Board or Committee meeting attended. Such directors also were entitled to receive reasonable travel and out-of-pocket expenses relating to their attendance at such meetings. Commencing on July 1, 1999, Mace ceased paying fees to directors, but continues to pay non-employee directors reasonable travel and out-of-pocket expenses relating to their attendance at meetings.

On October 18, 2000, Mace granted options to purchase 20,000 shares of Mace common stock at $1.2813 to each of Mace's outside directors, Richard B. Muir, Mark S. Alsentzer and Constantine N. Papadakis, Ph.D., for their service on the Board of Directors during 2000. Additionally, on October 18, 2000, Mace granted options to purchase 10,000 shares of Mace common stock at $1.2813 to each of Mace's directors, Louis D. Paolino, Jr., Robert M. Kramer, Matthew J. Paolino, Jon E. Goodrich, Richard B. Muir, Mark S. Alsentzer and Constantine N. Papadakis, Ph.D., for agreeing to serve on the Board of Directors for 2001.

Executive Officers and Directors

Set forth below is certain information concerning the executive officers and directors of Mace.

        Name                             Age                                  Position
        ----                             ---                                  --------
Louis D. Paolino, Jr.                    45      Director, Chairman of the Board, President, and Chief Executive
                                                 Officer
Gregory M. Krzemien                      42      Chief Financial Officer and Treasurer
Robert M. Kramer                         49      Director, Chief Operating Officer, Executive Vice President,
                                                 General Counsel, and Secretary
Ronald R. Pirollo                        42      Chief Accounting Officer and Controller
Matthew J. Paolino                       37      Director and Vice President
Mark S. Alsentzer                        46      Director
Jon E. Goodrich                          56      Director
Richard B. Muir                          46      Director
Constantine N. Papadakis, Ph.D.          55      Director


Compensation of Certain Executive Officers

         The following table provides summary information concerning cash and certain other compensation paid or accrued by Mace to or on behalf of Mace's Chief Executive Officer and each of the other most highly compensated executive officers of Mace whose compensation exceeded $100,000 (the "Named Executive Officers") for the three years ended December 31, 2000, 1999, and 1998.

                           SUMMARY COMPENSATION TABLE

  NAME AND                                                    Annual Compensation          Awards: Securities
  PRINCIPAL POSITIONS                              Year       Salary        Bonus          Underlying Options
  -------------------                              ----       ------        -----          ------------------
  Louis D. Paolino, Jr.,                            2000      $320,001         --                  10,000
       President, Chief Executive Officer and       1999      $201,565         --                      --
       Chairman of the Board (1)                    1998            --         --                      --

  Robert M. Kramer,                                 2000      $125,000         --                  10,000
       Chief Operating Officer,                     1999      $ 76,953         --                 237,209
       Executive Vice President, General            1998            --         --                      --
       Counsel and Secretary (2)

  Gregory M. Krzemien,                              2000      $110,001         --                      --
       Chief Financial Officer and                  1999      $ 67,723         --                 125,000
       Treasurer (2)                                1998            --         --                      --


  Ronald R. Pirollo,                                2000      $ 91,845    $10,000                  10,000
       Chief Accounting Officer                     1999      $ 38,854         --                  50,000
       and Controller (2)                           1998            --         --                      --



(1) Mr. Louis D. Paolino, Jr. has served as President and Chief Executive Officer since May 24, 1999, and Chairman of the Board since July 1, 1999. Mr. Paolino's employment contract provides for an annual salary of $350,000. In 2000, Mr. Paolino voluntarily took less than his contractual salary.
(2) Employment commenced on March 26, 1999. A partial year's base compensation was paid in the fiscal year ended December 31, 1999 and no base compensation was paid in the fiscal year ended December 31, 1998.

Option and Warrant Grants in Last Fiscal Year

The following table sets forth certain information concerning individual grants of stock options to the Named Executive Officers during the fiscal year ended December 31, 2000.

                      OPTION GRANTS IN LAST FISCAL YEAR (1)
                               (Individual Grants)

                                                       % of Total Options
                               Number of Securities   Granted to Employees in    Exercise
                                Underlying Options             Fiscal           Price Per
Name                                Granted                   (1)Year              Share    Expiration Date
----                               ----------              ---------------      --------    ---------------
Louis D. Paolino, Jr.             10,000 (2)                    3.0%              $1.28           10/18/10

Gregory M. Krzemien                    -                          -                   -                  -

Robert M. Kramer                  10,000 (2)                    3.0                1.28           10/18/10

Ronald R. Pirollo                 10,000 (3)                    3.0                4.31            2/24/10


(1) The Company granted options and warrants to employees to purchase a total of 330,325 shares of common stock during the fiscal year ended December 31, 2000. All of these grants were made at fair market value.
(2)      Options to purchase 10,000 shares will vest on December 12, 2001.
(3)      Options to purchase 10,000 shares vested on August 24, 2000.

During 2000, Louis D. Paolino, Jr., and Robert M. Kramer received grants of options to purchase 10,000 shares of Mace common stock at a price of $1.28 per share in connection with their agreements to serve as directors of the Company during 2001. Additionally, during 2000, Ronald R. Pirollo received a grant of options to purchase 10,000 shares of Mace common stock at a price of $4.3125 per share.

Aggregated Option and Warrant Exercises in Last Fiscal Year

The following table sets forth certain information regarding stock options of the Named Executive Officers during the fiscal year ended December 31, 2000. No options were exercised by any of the Named Executive Officers during the fiscal year ended December 31, 2000. In-the-money options are those for which the fair market value of the underlying securities exceeds the exercise price of the option. The closing transaction price of the Company's common stock on December 31, 2000, was $0.9062 per share. No options were in-the-money at December 31, 2000.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES

                                     Number of Securities Underlying Unexercised
                                           Options at Fiscal Year End 2000
                                   ---------------------------------------------
         Name                          Exercisable             Unexercisable
         ----                          -----------             -------------
         Louis D. Paolino, Jr.                -                   10,000
         Gregory M. Krzemien             81,105                   43,895
         Robert M. Kramer                93,024                  116,976
         Ronald R. Pirollo               35,000                   25,000

Employment Agreements

Louis D. Paolino, Jr., Employment Agreement

Mace currently employs Louis D. Paolino, Jr., as its President and Chief Executive Officer under a four-year employment agreement dated May 24, 1999. The principal terms of the employment agreement include: annual salary of $350,000; provision of certain medical and other employee benefits; prohibition against competing with Mace during employment and for a three month period following a termination of employment; and a $7,000,000 payment in the event that Mr. Paolino's employment is terminated for any reason, except for death and disability. Other than options to purchase 10,000 shares of Mace common stock granted to Mr. Paolino and each of Mace's other directors on October 18, 2000, for agreeing to serve on the Board of Directors for 2001, Mace has not granted options to purchase Mace common stock to Louis D. Paolino, Jr., as compensation for his services to Mace, under his employment agreement or otherwise.

Other Executive Employment Agreements

Mace currently employs Robert M. Kramer, Gregory M. Krzemien, Ronald R. Pirollo and Matthew J. Paolino under four-year employment agreements dated March 26, 1999, expiring on March 26, 2003. Each employment agreement provides for annual salary, certain medical and other employee benefits, and a prohibition against competing with Mace during employment and for a three month period following a termination of employment. In addition, Mace granted to each of these executive officers options to purchase shares of Mace common stock at $2.6875 per share that vest over a period of four years, except in the event of a change of control or employment termination without cause, in which case such options vest immediately. The table below discloses the current salary and initial option grants for these executive officers.

                                                                 Current         Initial
Name                    Office                                Annual Salary   Option Grant
----                    ------                                -------------   ------------
Robert M. Kramer        Chief Operating Officer, Executive       $137,500        200,000
                        Vice President, General Counsel,
                        and Secretary

Gregory M. Krzemien     Chief Financial Officer                  $121,500        125,000
                        and Treasurer

Ronald R. Pirollo       Chief Accounting Officer                 $112,500         50,000
                        and Controller

Matthew J. Paolino      Vice President                           $ 45,000        125,000

Biographical Information for Non-Director Executive Officers

Set forth below is certain biographical information about the executive officers of Mace who are not nominees to the Board:

Gregory M. Krzemien
-------------------
Age:                               42
Principal Occupation:
  May 24, 1999-Present             Chief Financial Officer and Treasurer of Mace
Recent Business Experience:
  August 1992-December 1998        Chief Financial Officer and Treasurer of
                                   Eastern Environmental Services, Inc.

Ronald R. Pirollo
-----------------
Age:                            42
Principal Occupation:
  July 1, 1999-Present          Chief Accounting Officer and Controller of Mace
Recent Business Experience:
  July 1997-December 1998       Controller of Eastern Environmental Services,
                                Inc
  1995-June 1997                Vice President - Finance of Envirite
                                Corporation

Section 16(a) Beneficial Ownership Reporting Compliance

Based on Mace's records and other information, Mace believes that all filing requirements with the Securities and Exchange Commission applicable to its directors and executive officers were complied with for 2000, except for the following instance: Reports on Form 4 due on January 10, 2000, on behalf of Mark
S. Alsentzer, Jon E. Goodrich, Robert M. Kramer, Louis D. Paolino, Jr., and Matthew J. Paolino, for events which occurred in December 1999, were filed on January 20, 2000.


Compensation Committee Interlocks and Insider Participation

Throughout fiscal 2000, the Compensation Committee of the Company's Board of Directors consisted of directors Louis D. Paolino, Jr., Richard B. Muir and Constantine N. Papadakis, Ph.D. Louis D. Paolino, Jr. is the Company's Chairman of the Board, Chief Executive Officer, and President. No executive officer of Mace served as a director or compensation committee member of any entity of which Messrs. Paolino, Muir or Papadakis was an executive officer or director.

In August 1999, Mace entered into a month-to-month lease arrangement with Bluepointe, Inc., a corporation controlled by Louis D. Paolino, Jr., Mace's Chairman of the Board, Chief Executive Officer and President, for Mace's executive offices in Mt. Laurel, New Jersey. The lease arrangement provided for monthly rental payments of $10,000. This monthly lease payment was considered to be more favorable than could be obtained on the open market for similar facilities. Effective August 1, 2000, after a survey of local real estate market pricing and upon the approval of the Audit Committee, Mace entered into a five year lease with Bluepointe which provides for an initial monthly rental payment of $15,962, which increases by 5% per year in the third through fifth years of the lease. Mace believes that the terms of this lease (based on an annual rate of $19.00 per square foot ) are competitive when compared to similar facilities in the Mt. Laurel, New Jersey area. Mace has also entered into a three-year furniture lease/purchase agreement with Bluepointe, dated January 1, 2001, which provided for an initial payment of $20,000 and monthly rental payments thereafter of $4,513, for the use of the furnishings in Mace's executive offices. The rental rates were based upon a third-party valuation of the furnishings, and Mace believes that the terms of the furniture lease are competitive with similar leasing arrangements available in the local area.

Mace purchased charter airline services from Air Eastern, Inc., and LP Learjets, LLC, charter airline companies owned by Louis D. Paolino, Jr., Mace's Chairman of the Board, Chief Executive Officer and President. Mace paid $84,000 in fiscal 2000 and $45,902 through October 31, 2001, for such services. An additional $15,000 was paid to Aeroways, Inc., a chartered air service company not affiliated with Louis D. Paolino, Jr., for the direct costs of flying the Learjet 31A owned by LP Learjets, LLC. Mace believes that the rates charged are competitive when compared with similar services provided by independent airline charter companies. Mace's Audit Committee is considering a proposal that the company enter into an arrangement with LP Learjets, LLC, whereby Mace would pay $5,109 per month to LP Learjets, LLC for the right to use a Learjet 31A for 100 hours per year. Additionally, when the Learjet 31A is used, Mace would also pay to Aeroways, Inc., the direct costs of the Learjet's per-hour use, which include fuel, pilot fees, engine insurance and landing fees. The direct costs are approximately $1,100 per flight hour.


Compensation Committee Report on Executive Compensation

Throughout fiscal 2000, the Compensation Committee of the Company's Board of Directors consisted of directors, Louis D. Paolino, Jr., Richard B. Muir and Constantine N. Papadakis, Ph.D.

The following report of the Compensation Committee is required by the rules of the Commission to be included in this Proxy Statement and addresses the Company's executive compensation policies for the fiscal year ended December 31, 2000. This report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), by virtue of any general statement in such filing incorporating this Proxy Statement by reference, except to the extent that the Company specifically incorporates the information contained in this section by reference, and shall not otherwise be deemed filed under either the Securities Act or the Exchange Act.

General. The Company's compensation policies for executives are intended to further the interests of the Company and its stockholders by encouraging growth of its business through securing, retaining, and motivating management employees of high caliber who possess the skills necessary to the development and growth of the Company.

The Company's compensation package consists of three major components: base compensation, stock options, and performance bonuses. Together these elements comprise total compensation value. The total compensation paid to the Company's executive officers is influenced significantly by the need (i) to attract management employees with a high level of expertise and (ii) to motivate and retain key executives for the long-term success of the Company and its stockholders.

The fiscal year ended December 31, 2000, was an important year for the Company. In the first year following the change of control of the Company in June 1999, the Company's executive management team pursued an aggressive acquisition and growth strategy. The implementation and management of this strategy required unusual amounts of time, attention, and effort from the Company's executive officers. Subsequently, Mace has focused its management efforts on consolidating and streamlining the acquired operations in order to maximize operating profits. Additionally, the financing and re-financing of the Company's long-term debt demanded significant time and attention. The Compensation Committee considered these numerous factors in formulating its executive compensation policies and practices for fiscal 2000. The Compensation Committee also considered that the Company did not achieve its anticipated growth targets. The Committee commissioned Deloitte & Touche to conduct a study of compensation levels in comparable companies for each executive position.

Base Compensation. The Committee established annual base salary levels for its executives based on competitive data, level of experience, position, responsibility, and individual and Company performance. The Company has sought to maintain total cash compensation levels for executives other than the Chief Executive Officer below the median in the range of survey data, which included companies providing consumer services on a national basis. The Committee has used comparative data provided by Deloitte & Touche.

Stock Options. The Company grants stock options to its executive management under its employee stock option plans. Option grants are intended to offer significant returns if the Company is successful and, therefore, create significant incentives to devote the effort called for in order to implement the Company's strategic plan. The Compensation Committee believes that executives' interests are directly tied to enhanced stockholder value. Thus, stock options are used to provide the executive management team with a strong incentive to perform in a manner that should result in the long-term success of the Company.

Performance Bonuses and Stock Options. The Company maintains the option to supplement base compensation with awards of performance bonuses in the form of cash and stock options to reward efforts undertaken by its key executive officers which are extraordinary in nature.

Chief Executive Officer Compensation. Mr. Paolino, in his capacity as Chairman of the Board, Chief Executive Officer, and President, participates in the same compensation programs as the other executive officers. The Committee did not increase Mr. Paolino's compensation from his contracted-for compensation. The Committee believes that Mr. Paolino's compensation is competitive with the amount paid by companies in similar industries and competitive situations, as supported by a competitive compensation analysis conducted by Deloitte & Touche and the Compensation Committee's review of Mr. Paolino's salary in the context of (i) the Company's performance and growth discussed above, and (ii) compensation packages of chief executive officers at comparable companies.

                            The Compensation Committee of the Board of Directors


                                              Louis D. Paolino, Jr.
                                              Richard B. Muir
                                              Constantine N. Papadakis, Ph.D.

Performance Graph

The following line graph and table compare, for the five most recently concluded fiscal years, the yearly percentage change in the cumulative total stockholder return, assuming reinvestment of dividends, on the Company's Common Stock with the cumulative total return of companies on the NASDAQ and an index comprised of certain companies in similar service industries (the "Selected Peer Group Index")./(1)/

                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                    AMONG MACE SECURITY INTERNATIONAL, INC.,
                    NASDAQ MARKET INDEX AND PEER GROUP INDEX


                                     (GRAPH)


                      ASSUMES $100 INVESTED ON JAN, 1. 1996
                           ASSUMES DIVIDEND REINVESTED
                      FISCAL YEAR ENDING DECEMBER 31, 2000


(1) The Selected Peer Group Index is comprised of securities of Lo-Jack Corporation and Precision Auto Care, Inc.

There can be no assurance that the Company's stock performance will continue into the future with the same or similar trends depicted by the graph above. The Company neither makes nor endorses any predictions as to future stock performance.

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG MACE SECURITY INTERNATIONAL, INC., THE NASDAQ MARKET INDEX, AND SELECTED PEER GROUP

                                                               December 31,
                                         -------------------------------------------------------
                                          1995      1996      1997     1998      1999      2000
                                         ------    ------    ------   ------    ------    ------
Mace Security International, Inc.        100.00    111.11     77.78   150.00    366.67     80.53
Selected Peer Group                      100.00     89.89    132.59    96.96     54.81     59.68
Nasdaq Market Index                      100.00    124.27    152.00   214.39    378.12    237.66


The Performance Graph set forth above shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act by virtue of any general statement in such filing incorporating this Proxy Statement by reference, except to the extent that the Company specifically incorporates the information contained in this section by reference, and shall not otherwise be deemed filed under either the Securities Act or the Exchange Act.

Audit Committee Report

The Audit Committee of Mace's Board of Directors is composed of three independent directors, as defined by Nasdaq rules, and operates under a written charter adopted by the Board of Directors, which is included in this proxy statement as Appendix A.

Mace's management is responsible for the Company's internal controls and the financial reporting process. Grant Thornton LLP, Mace's independent auditors, are responsible for performing an independent audit of Mace's consolidated financial statements in accordance with auditing standards generally accepted in the United States and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes and review all related party transactions. In this context, the Audit Committee has met and held discussions with management and Grant Thornton LLP. Management has represented to the Audit Committee that Mace's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and Grant Thornton LLP. The Audit Committee discussed with Grant Thornton LLP matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees). Grant Thornton LLP also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees), and the Audit Committee discussed with Grant Thornton LLP that firm's independence.

Based on the Audit Committee's discussion with management and Grant Thornton LLP, and the Audit Committee's review of management's representation and Grant Thornton LLP's report to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in Mace's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000.

                                  The Audit Committee of the Board of Directors


                                                 Mark S. Alsentzer, Chairman
                                                 Richard B. Muir
                                                 Constantine N. Papadakis, Ph.D.

Audit Fees and Related Matters

Audit Fees. Mace was billed $120,475 by Grant Thornton LLP for the audit of Mace's annual financial statements for the fiscal year ended December 31, 2000, and for the review of the financial statements included in Mace's Quarterly Reports on Forms 10-QSB filed during 2000.

Financial Information Systems Design and Implementation Fees. Grant Thornton LLP did not render professional services to Mace relating to financial information systems design and implementation during 2000.

All Other Fees. Mace was billed $16,477 for non-audit services, principally tax and SEC compliance services, rendered by Grant Thornton LLP during 2000.

Other Matters. The Audit Committee of the Board of Directors has considered whether the provision of information technology services and other non-audit services is compatible with maintaining the independence of Mace's independent auditors, Grant Thornton LLP.

Of the time expended by Grant Thornton LLP to audit Mace's financial statements for the fiscal year ended December 31, 2000, less than 50% of such time involved work performed by persons other than full-time, permanent employees of Grant Thornton LLP.

                       THE PRINCIPAL STOCKHOLDERS OF MACE

Beneficial Ownership

The following beneficial ownership table sets forth information as of October 31, 2001, regarding beneficial ownership of shares of Mace common stock by the following persons:

        . each person who is known to Mace to own beneficially more than 5% of the outstanding shares of Mace common stock, based upon Mace's records or the records of the Securities and Exchange Commission;

        .  each director and director-nominee of Mace;

        .  each Named Executive Officer; and

        .  all directors and executive officers of Mace as a group.

Unless otherwise indicated, to Mace's knowledge, all persons listed on the beneficial ownership table below have sole voting and investment power with respect to their shares of Mace common stock. Shares of Mace common stock subject to options or warrants exercisable within 60 days of October 31, 2001, are deemed outstanding for the purpose of computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person.

Name and Address of                        Shares of Common                     Percentage of
Beneficial Owner                             Stock Owned                    Common Stock Owned (1)
----------------                             -----------                    ----------------------
Louis D. Paolino, Jr.                        6,471,030 (2)                          24.4%
 1000 Crawford Place, Suite 400
 Mt. Laurel, NJ 08054

Excel Legacy Corporation                     3,812,500 (3)                          15.0
 16955 Via Del Campo
 San Diego, CA 92127

Mark S. Alsentzer                            1,130,000 (4)                           4.4

Jon E. Goodrich                                874,049 (5)                           3.4

Matthew J. Paolino                             509,446 (6)                           2.0

Robert M. Kramer                               361,278 (7)                           1.4

Constantine N. Papadakis, Ph.D.                 70,000 (8)                            *

Richard B. Muir                                 33,000 (9)                            *

Gregory M. Krzemien                            171,237 (10)                           *

Ronald R. Pirollo                               66,250 (11)                           *

All current directors and executive          9,686,290 (12)                         35.5
officers as a group (9 persons)

* Less than 1% of the outstanding shares of Mace common stock.

(1) Percentage calculation is based on 25,428,427 shares outstanding on October 31, 2001.
(2) Includes (i) warrants to acquire 1,136,364 shares, (ii) options to purchase 10,000 shares, and (iii) 1,162,750 shares for which Louis D. Paolino, Jr., has been granted irrevocable proxies to vote such shares. See "Irrevocable Proxies Granted to Louis D. Paolino, Jr." below.

(3) Includes (i) 3,500,000 shares and (ii) warrants to purchase 62,500 shares, all held by Millennia Car Wash LLC, a limited liability company wholly owned by Excel Legacy Holdings, Inc.
(4) Includes (i) warrants to purchase 50,000 shares and (ii) options to purchase 30,000 shares.
(5) Includes (i) options to purchase 10,000 shares and (ii) 15,500 shares held by Jon Goodrich's wife. Jon Goodrich disclaims beneficial ownership of the shares owned by his wife.
(6)      Includes options to purchase 105,737 shares.
(7) Includes (i) warrants to acquire 75,000 shares and (ii) options to purchase 146,629 shares.
(8)      Represents options to purchase 70,000 shares.
(9)      Includes options to purchase 30,000 shares.
(10)     Includes options to purchase 120,737 shares.
(11)     Includes options to purchase 56,250 shares.
(12)     See Notes 2, 4, 5, 6, 7, 8, 9, 10 and 11 above.


Irrevocable Proxies Granted to Louis D. Paolino, Jr.

The following stockholders have granted to Louis D. Paolino, Jr., irrevocable proxies for the sole power to vote, but not to dispose of, the 1,162,750 aggregate shares of Mace common stock owned by such stockholders until the expiration date of such proxies:

Stockholder                                              Shares     Expiration Date of Proxies
-----------                                              ------     --------------------------
D. Nagelberg & B. Nagelberg, Trustees of                581,375             10-05-03
    Nagelberg family trust
Joyce Heller                                            236,000             10-05-03
Ronald I. Heller IRA                                    345,375             10-05-03
                                                      ---------
                                                      1,162,750
                                                      =========

                             ADDITIONAL INFORMATION

Certain Relationships and Related Party Transactions

In August 1999, Mace entered into a month-to-month lease arrangement with Bluepointe, Inc., a corporation controlled by Louis D. Paolino, Jr., Mace's Chairman of the Board, Chief Executive Officer and President, for Mace's executive offices in Mt. Laurel, New Jersey. The lease arrangement provided for monthly rental payments of $10,000. This monthly lease payment was considered to be more favorable than could be obtained on the open market for similar facilities. Effective August 1, 2000, after a survey of local real estate market pricing and upon the approval of the Audit Committee, Mace entered into a five year lease with Bluepointe, Inc. which provides for an initial monthly rental payment of $15,962, which increases by 5% per year in the third through fifth years of the lease. Mace believes that the terms of this lease (based on an annual rate of $19.00 per square foot ) are competitive when compared to similar facilities in the Mt. Laurel, New Jersey area. Mace has also entered into a three-year furniture lease/purchase agreement with Bluepointe, Inc., dated January 1, 2001, which provided for an initial payment of $20,000 and monthly rental payments thereafter of $4,513, for the use of the furnishings in Mace's executive offices. The rental rates were based upon a third-party valuation of the furnishings, and Mace believes that the terms of the furniture lease are competitive with similar leasing arrangements available in the local area.

Mace purchased charter airline services from Air Eastern, Inc., and LP Learjets, LLC, charter airline companies owned by Louis D. Paolino, Jr., Mace's Chairman of the Board, Chief Executive Officer and President. Mace paid $84,000 in fiscal 2000 and $45,902 through October 31, 2001, for such services. An additional $15,000 was paid to Aeroways, Inc., a chartered air service company not affiliated with Louis D. Paolino, Jr., for the direct costs of flying the Learjet 31A owned by LP Learjets, LLC. Mace believes that the rates charged are competitive when compared with similar services provided by independent airline charter companies. Mace's Audit Committee is considering a proposal that the company enter into an arrangement with LP Learjets, LLC, whereby Mace would pay $5,109 per month to LP Learjets, LLC for the right to use a Learjet 31A for 100 hours per year. Additionally, when the Learjet 31A is used, Mace would also pay to Aeroways, Inc., the direct costs of the Learjet's per-hour use, which include fuel, pilot fees, engine insurance and landing fees. The direct costs are approximately $1,100 per flight hour.

Until September 2000, Robert M. Kramer, Mace's Chief Operating Officer, Executive Vice President, General Counsel, Secretary and a director, was engaged in the part-time practice of law through Robert M. Kramer & Associates, P.C., a professional corporation owned by Mr. Kramer. Robert M. Kramer & Associates, P.C., had rendered legal services to Mace from April 1999 to August of 2000. Mace paid such corporation approximately $145,000 during 2000, and $15,390 in January 2001 for services provided in 2000. Mace has not paid such corporation for legal services since the January 2001 payment and does not anticipate any future payments.

In 2001, Mace hired Premier Concrete, Inc., a company controlled by Matthew J. Paolino, Mace's Vice President and a director, to assist with underground tank removal and complete pavement re-surfacing at one of Mace's car wash locations. Premier Concrete, Inc., the lowest responsible bidder for the contract, has been paid $34,450 for its services through October 31, 2001. Mace believes that the rates charged are competitive when compared with similar service provided by independent contractors.

Mace purchased car wash parts, equipment and related services from Sonny's Enterprises, Inc., a car wash parts and equipment company owned by Paul G. Fazio, the brother of Michael Fazio, Mace's Vice President of Operations until June 2000. Payments for such purchases totaled $391,000 in fiscal year 1999 and approximately $558,000 in fiscal year 2000. Mace contracted with Sonny's Enterprises based on the competitive prices and quality of such parts, equipment and services offered by Sonny's Enterprises, Inc.

In February 2000, Mace entered into a Management Agreement with Mark Sport, Inc., a Vermont corporation controlled by Jon E. Goodrich, a director of the Company. The Management Agreement entitled Mark Sport, Inc. to operate Mace's Safety and Security Devices Division and receive all profits or losses for a seven-month term beginning January 1, 2000. The Agreement was extended for several six-month periods through January 31, 2002, as provided for in the original Management Agreement. In exchange, the Agreement requires Mark Sport, Inc. to pay the Company $20,000 per month beginning February 2000 and continuing through the term of the Management Agreement as extended. Additionally, Mark Sport, Inc. must pay the Company an amount equal to the amortization and depreciation on the assets of the division at the end of the term of the agreement. During the term of the Agreement, Mark Sport, Inc. must operate the division in substantially the same manner as it has been operated prior to the Management Agreement. Mace's Safety and Security Devices Division leases manufacturing and office space under a five-year lease with Vermont Mill Properties, Inc., which provides for monthly lease payments of $6,667 beginning November 15, 1999. Vermont Mill Properties, Inc. is also controlled by Jon E. Goodrich.

Deadline For Stockholder Proposals

July 1, 2002, is the deadline for stockholders to submit proposals pursuant to Rule 14a-8 of the Exchange Act for inclusion in Mace's Proxy Statement for Mace's 2002 Annual Meeting of Stockholders. A notice of a stockholder proposal submitted outside of the processes of Rule 14a-8 of the Exchange Act is considered untimely after September 6, 2002, and Mace's proxy for the 2002 Annual Meeting of Stockholders may confer discretionary authority to vote on such matter without any discussion of such matter in the proxy statement for such meeting.

Mace's Annual Report

A copy of Mace's 2000 Annual Report to Stockholders (including its Annual Report on Form 10-KSB, with financial statements and schedules, but excluding exhibits) accompanies this proxy statement, but it is not to be regarded as proxy solicitation material. Upon request and with the payment of a reasonable fee, Mace will furnish to record and beneficial holders of its common stock copies of exhibits to the Form 10-KSB. Direct all requests for copies of the above materials to Eduardo Nieves, Jr., Investor Relations, at the offices of Mace set forth on page 1 of this proxy statement.

                                           By Order of the Board of Directors,

                                           /s/ Robert M. Kramer

Mt. Laurel, New Jersey                     Robert M. Kramer
November 7, 2001                           Secretary

APPENDIX A

                        MACE SECURITY INTERNATIONAL, INC.
                             AUDIT COMMITTEE CHARTER

I.    Purpose
      -------

The purpose of the Audit Committee (the "Committee") is to provide assistance to the Board of Directors (the "Board") of Mace Security International, Inc. (the "Company"), in fulfilling the Board's oversight responsibilities regarding the Company's accounting and system of internal controls and the quality and integrity of the Company's outside auditor. In so doing, the Committee should endeavor to maintain free and open means of communication between the members of the Committee, the other members of the Board, the outside auditor and the management of the Company.

In the exercise of its oversight, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements fairly present the Company's financial position and results of operation and are in accordance with generally accepted accounting principles. Instead, such duties remain under the oversight of management and the outside auditor.

II.   Membership
      ----------

The Committee shall be composed of three or more members of the Board. The members shall be appointed by action of the Board and shall serve at the discretion of the Board. Each Committee member shall be "financially literate" as determined by the Board in its business judgement and shall satisfy the "independence" requirements of the New York Stock Exchange and NASDAQ. At least one member of the Committee shall have "accounting or related financial management expertise," as determined by the Board in its business judgement.

III.  Committee Organization and Procedures
      -------------------------------------

A. The members of the Committee shall appoint a Chair of the Committee by majority vote. The Chair (or in his or her absence, a member designated by the Chair) shall preside at all meetings of the Committee.

B. The Committee shall have the authority to establish its own rules and procedures consistent with the bylaws of the Company for notice and conduct of its meetings, should the Committee, in its discretion, deem it desirable to do so.

C. The Committee may, in its discretion, include in its meetings members of the Company's financial management, representatives of the outside auditor, representatives of the internal auditor and other financial personnel employed or retained by the Company. The Committee may meet with the outside auditors or internal auditors in separate executive sessions to discuss any matters that the Committee believes should be addressed privately, without management's presence. The Committee may likewise meet privately with management, as it deems appropriate.

D. The Committee may, at its discretion, utilize the services of the Company's regular corporate legal counsel with respect to legal matters or, at its discretion, retain outside legal counsel if it determines that such counsel is necessary or appropriate under the circumstances. Should the committee exercise its authority under this provision, then during any calendar year the expenses the committee is authorized to incur, without the approval of the board, shall be limited to $25,000. The incurrence of expenses in excess of $25,000 per calendar year must be approved by a majority of the Board of Directors.

IV.   Key Functions
      -------------

The Committee and the Board recognize that the Company's management is responsible for preparing the Company's financial statements and that the outside auditor is responsible for auditing those financial statements. Additionally, the Committee and the Board recognize that financial management, including the internal accounting staff, as well as the outside auditor, has more time and knowledge and more detailed information concerning the Company than do Committee members; consequently, in carrying out its responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certificate as to the outside auditor's work. It is not the duty of the Committee to plan or conduct audits or to determine whether the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

The following functions shall be the common recurring activities of the Committee in carrying out its responsibilities. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as it considers appropriate given the circumstances.

A.    Oversight Responsibilities
      --------------------------

      (i) The outside auditor shall be ultimately accountable to the Committee and the Board in connection with the audit of the Company's annual financial statements and related services. In this regard, the Committee shall select and periodically evaluate the performance of the auditor and, if necessary, recommend that the Board replace the outside auditor. As appropriate, the Committee shall recommend to the Board the nomination of the outside auditor for stockholder approval at any meeting of stockholders.

      (ii) The Committee and the corporate chief financial officer shall approve the fees to be paid to the outside auditor and any other terms of the engagement of the outside auditor. The Chair (or in his or her absence, a member designated by the Chair) may represent the entire Committee for purposes of this discussion.

      (iii) The Committee shall receive from the outside auditor, at least annually, a written statement delineating all relationships between the outside auditor and the Company, consistent with Independence Standards Board Standard No. 1. The Committee shall actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that, in the view of the Committee, may affect the objectivity and independence of the outside auditor. If the Committee determines that further inquiry is advisable, the Committee shall recommend that the Board take any appropriate action in response to the outside auditor's independence.

B.    Annual Audit
      ------------

      (i) The Committee shall meet with the outside auditor, chief financial officer and other management personnel in connection with each annual audit to discuss the scope of the audit and the procedures to be followed. The Chair (or in his or her absence, a member designated by the Chair) may represent the entire Committee for purposes of this discussion.

         (ii) The Committee shall review/1/ and discuss the audited financial statements with the management of the Company.

         (iii) The Committee shall discuss with the outside auditor the matters required to be discussed by Statement on Auditing Standards No. 61 as then in effect including, among others: (i) the methods used to account for any significant unusual transaction reflected in the audited financial statements;
(ii) the effect of significant accounting policies in any controversial or emergent areas for which there is a lack of authoritative guidance or a consensus to be followed by the outside auditor; (iii) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; and (iv) any disagreements with management over the application of accounting principles, the basis for management's accounting estimates, or the disclosures in the financial statements.

         (iv) The Committee shall, based on the review and discussion in paragraph B(iii) above, and based on the disclosures received from the outside auditor regarding its independence and discussions with the auditor regarding such independence, conclude whether the audited financial statements should be included in the Company's Annual Report on Form 10-K for the fiscal year subject to the audit.

C.       Quarterly Review
         ----------------

         (i) The outside auditor is required to review the interim financial statements to be included in Form 10-Q of the Company using professional standards and procedures for conducting such reviews, as established by generally accepted auditing standards as modified or supplemented by the Securities and Exchange Commission, prior to the filing of the Form 10-Q. The Committee, in its discretion, may discuss with management and the outside auditor in person, at a meeting, or by conference telephone call, the results of the quarterly review including such matters as significant adjustments, management judgements, accounting estimates, significant new accounting policies and disagreements with management. The Chair (or in his or her absence, a member designated by the Chair) may represent the entire Committee for purposes of this discussion.

         (ii) The Committee shall review the Company's quarterly and annual financial statements with the Company's chief financial officer before they are released publicly. The review of annual financial statements shall be conducted prior to publication.

D.       Internal Controls
         -----------------

         (i) The Committee shall discuss with the outside auditor, at least annually, the adequacy and effectiveness of the accounting and financial controls of the Company, and consider any recommendations for improvement of such internal control procedures.

         (ii) The Committee shall discuss with the outside auditor and with management any letter of recommendation provided by the outside auditor and any other significant matters brought to the attention of the Committee by the outside auditor as a result of its annual audit. The Committee should allow management adequate time to consider any such matters raised by the outside auditor.

_________________

/1/ Auditing Literature, particularly, Statement of Accounting Standards No. 71, defines the term "review" to include a particular set of required procedures to be undertaken by independent accountants. The members of the Audit Committee are not independent accountants, and the term "review" as used in this Audit Committee Charter is not intended to have this meaning. Consistent with footnote 47 of the SEC Release No. 34-42266, any use in this Audit Committee Charter of the term "review" should not be interpreted to suggest that the Committee members can or should follow the procedures required of auditors performing review of interim financial statements.

E.       Other Responsibilities
         ----------------------

         (i) The Committee shall review and reassess the Committee's Charter at least annually and submit any recommended changes to the Board for its consideration.

         (ii) The Committee shall provide the report for inclusion in the Company's Annual Proxy Statement required by Item 306 of Regulation S-K of the Securities and Exchange Commission.

         (iii) The Committee, through its Chair, shall report periodically, as deemed necessary or desirable by the Committee, but at least annually, to the full Board regarding the Committee's actions and recommendations, if any.

         (iv) The Committee may institute investigations of suspected improprieties on any material matter selected by the Committee and is authorized to engage on behalf of the Company special counsel, independent auditors or outside experts when necessary. With respect to this provision the limitation on expenses shall apply, as set forth in Section III, Paragraph D.

         (v) The Committee shall annually disclose amounts received by Audit Committee members from the Company and its affiliates and any other transactions with the Company or its affiliates to which they are a party, other than amounts received for service as a Director or Board Committee member. Such disclosure shall be noted in the minutes of the appropriate Committee meeting

         (vi) The Committee shall annually review all existing material related party transactions or other conflicts of interest that exist between employees/directors and the Company. The Committee shall review all proposed material related party transactions, prior to the Company entering into any agreement. The committee may make recommendations to the full Board of Directors on actions to be taken that relate to any proposed or existing related party transactions.

                        MACE SECURITY INTERNATIONAL, INC.
                         1000 CRAWFORD PLACE, SUITE 400
                          MT. LAUREL, NEW JERSEY 08054
           PROXY - Annual Meeting of Stockholders - December 12, 2001

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

              The undersigned hereby appoints Eduardo Nieves, Jr., and Gregory
     M. Krzemien severally as proxies, each with the power to appoint his substitute, and hereby authorizes either or both of them to represent and to vote, as designated on the reverse side hereof, all the shares of common stock of Mace Security International, Inc. ("Mace") held of record by the undersigned on November 2, 2001, at the Annual Meeting of Stockholders to be held on December 12, 2001, and at any adjournment or postponement thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED FOR ELECTION OF DIRECTORS UNDER PROPOSAL 1; IN FAVOR OF PROPOSAL 2; AND IN ACCORDANCE WITH THE PROXIES' JUDGEMENT UPON OTHER MATTERS PROPERLY COMING BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.
                 (Continued, and to be signed, on Reverse Side)


--------------------------------------------------------------------------------

                     [X]
                              Please mark
                              your vote
                              as in this
                              example

                 FOR all nominees          WITHHOLD
                  listed (except as        AUTHORITY
                   marked to the    To vote for all nominees
                  contrary below)         listed at right     Nominees:                                          FOR AGAINST ABSTAIN
                                                              Louis D. Paolino Jr.
1.  ELECTION OF      [_]                    [_]               Mark S. Alsentzer    2.   Ratification of the      [_]   [_]     [_]
    DIRECTORS                                                 Jon E. Goodrich      Board's appointment of Grant
                                                              Robert M. Kramer     Thornton LLP as Mace's
                                                              Richard B. Muir      independent auditors for fiscal
                                                              Matthew J. Paolino   year ending December 31, 2001.
                                                              Constantine N. Papadakis, Ph.D.

(INSTRUCTIONS: To withhold authority to
vote for any individual nominee, write the nominee's name below)

_______________________

                                                                                   In their discretion, the Proxies are authorized,
                                                                                   to the extent permitted by the rules of the
                                                                                   Securities and Exchange Commission, to vote upon
                                                                                   such other business as may properly come before
                                                                                   the meeting and any adjournment or postponement
                                                                                   thereof.

                                                                                   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                                                                                   CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGNATURE _________________________________ DATE__________________ SIGNATURE_________________________________ DATE__________________

NOTE: Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign with full corporate name by President or other authorized officer. If a partnership, please sign inpartnership name by authorized person.